Prospectus Supplement

December 10, 2020

Morgan Stanley Institutional Fund, Inc.

Supplement dated December 10, 2020 to the Morgan Stanley Institutional Fund, Inc.
Prospectuses dated April 30, 2020

Active International Allocation Portfolio
Advantage Portfolio
Asia Opportunity Portfolio
China Equity Portfolio
Counterpoint Global Portfolio
Developing Opportunity Portfolio
Emerging Markets Leaders Portfolio
Emerging Markets Portfolio
Emerging Markets Small Cap Portfolio
Frontier Markets Portfolio
Global Advantage Portfolio
Global Concentrated Portfolio
Global Concentrated Real Estate Portfolio
Global Core Portfolio
Global Endurance Portfolio
Global Franchise Portfolio
Global Infrastructure Portfolio
Global Opportunity Portfolio
Global Permanence Portfolio
Global Real Estate Portfolio
Global Sustain Portfolio
Growth Portfolio
Inception Portfolio
International Advantage Portfolio
International Equity Portfolio
International Opportunity Fund Portfolio
Permanence Portfolio
Real Assets Portfolio
U.S. Real Estate Portfolio
US Core Portfolio

Effective January 28, 2021, the third paragraph of the section of each Prospectus entitled "Shareholder Information—Conversion Features" is hereby deleted and replaced with the following:

After eight years, Class C shares of a Fund generally will convert automatically to Class A shares of a Fund with no initial sales charge, provided that a Fund or the Financial Intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C shares have been held for at least eight years. The automatic conversion of Class C shares to Class A shares will not apply to shares held through group retirement plan recordkeeping platforms of certain Financial Intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion. The eight-year period runs from the last day of the month in which the shares were purchased or, in the case of Class C shares acquired through an exchange, from the last day of the month in which the original Class C shares were purchased; the shares will convert to Class A shares based on their relative NAVs in the month following the eight-year period. At the same time, an equal proportion of Class C shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis.

The following is added at the end of the section of each Prospectus entitled "Appendix A—Intermediary-Specific Sales Charge Waivers and Discounts":

Robert W. Baird & Co. ("Baird")

Effective January 31, 2021, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on A-shares Available at Baird

•  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

•  Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird

•  Shares purchased using the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

•  A shareholder in the Funds C Shares will have their share converted at net asset value to A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

•  Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on A and C shares Available at Baird

•  Shares sold due to death or disability of the shareholder

•  Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus

•  Shares bought due to returns of excess contributions from an IRA Account

•  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund's prospectus

•  Shares sold to pay Baird fees but only if the transaction is initiated by Baird

•  Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•  Breakpoints as described in this prospectus

•  Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

•  Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family, through Baird, over a 13-month period of time

Please retain this supplement for future reference.

  IFIBAIRDPROSPT 12/20